Exhibit 99.1

KindlyMD Strengthens Leadership Team with Senior Finance Talent

Former Jefferies Financial Group Executives Teri Gendron and John Dalton Join as Chief Financial Officer and Chief Accounting Officer & Controller, Respectively

Salt Lake City, UT – December 8, 2025: KindlyMD, Inc. (NASDAQ: NAKA) (“KindlyMD” or the “Company”), a provider of integrated healthcare services and a Bitcoin treasury company via its subsidiary Nakamoto Holdings, Inc. (“Nakamoto”), today announced the appointments of Teri Gendron, former Chief Financial Officer of Markel Corporation, and Jefferies Financial Group, as Chief Financial Officer and Treasurer, and John Dalton, former Chief Financial Officer of Jefferies Finance LLC, as Chief Accounting Officer and Controller, effective immediately. Together, they bring decades of public company finance, accounting, and capital markets leadership, providing the depth and discipline required to support KindlyMD’s long-term growth and execution of the Company’s differentiated Bitcoin treasury strategy.

“Adding leaders of Teri and John’s caliber reflects the standard we are setting as we continue building a unified Bitcoin operating company,” said David Bailey, Chairman and CEO of KindlyMD. “Achieving our mission requires precision, discipline, and financial stewardship. Strengthening our finance capabilities with proven public company executives is a critical step in that plan, and Teri and John’s leadership will anchor the financial and operational foundation required to scale responsibly and deliver durable value for shareholders.”

“KindlyMD and Nakamoto are assembling a strategy with the scale and ambition to redefine what a modern finance organization looks like,” said Ms. Gendron. “I look forward to partnering with David and the team to strengthen our financial infrastructure and help ensure the Company scales with the discipline and operational excellence required for its next phase of growth.”

Mr. Dalton added, “Joining KindlyMD presents a rare opportunity to help build the financial architecture of a company with a truly compelling story to tell. Robust reporting, rigorous controls, and high-quality disclosure are the foundation of any high-performing public company, and I look forward to enhancing our systems to ensure we meet the highest standards of accuracy, transparency, and accountability as we scale.”

Teri Gendron Bio

Ms. Gendron brings extensive experience leading large, complex finance organizations through transformative transactions, capital markets activity, and multi-business integrations. She most recently served as Chief Financial Officer of Markel Group Inc., where she oversaw all aspects of the holding company’s financial operations, including reporting, accounting, tax and treasury. Prior to that, she spent nearly a decade at Jefferies Financial Group Inc., serving as Vice President and Chief Financial Officer from 2014 to 2023. From 2011 to 2014, she was Vice President and Controller of Gannett Co., Inc., where she also served as Chief Accounting Officer. Earlier in her career, Ms. Gendron held the role of Vice President and Controller at NII Holdings, Inc., a global mobile communications provider, after joining the company as Finance Director in 1998. Ms. Gendron currently serves on the Board, and is a member of the Audit Committee of Hillman Solutions Corp, which she joined at the time they became publicly traded in 2021. She is NACD Directorship Certified and a Certified Public Accountant.

John Dalton Bio

Mr. Dalton previously served as the Chief Financial Officer of Jefferies Finance LLC, where he oversaw all financial operations including accounting, consolidation, and financial reporting functions for a leading loan arranger, investor and asset manager. Before that, he was Vice President, Controller, and Chief Accounting Officer of Jefferies Financial Group Inc., managing consolidation, external reporting, technical accounting, and acquisition integration. Earlier in his career, Mr. Dalton spent more than a decade at Gannett Co. Inc., holding roles of increasing responsibility across consolidation, reporting, technical accounting, and internal audit. He is a Certified Public Accountant.

About KindlyMD

KindlyMD® is a patient-first and healthcare data company redefining value-based care and patient-centered medical services. Formed in 2019, KindlyMD leverages data analysis to deliver evidence-based, personalized solutions in order to reduce opioid use, improve health outcomes faster, and provide value based, algorithmic guidance on the use of alternative medicine in healthcare. In August 2025, KindlyMD completed its merger with Nakamoto Holdings Inc., a Bitcoin-native holding company. This strategic partnership formed a public Bitcoin strategy that unites KindlyMD’s healthcare expertise with Nakamoto’s vision of integrating Bitcoin into global capital markets, creating a diversified entity focused on both healthcare innovation and Bitcoin treasury management.

About Nakamoto

Nakamoto is a Bitcoin company building a global portfolio of Bitcoin-native companies. Nakamoto plans to grow its Bitcoin holdings through disciplined accumulation and to leverage its treasury to acquire and develop an ecosystem of Bitcoin companies across finance, media, advisory and more. Nakamoto aims to provide commercial and financial infrastructure for the next generation of capital markets. For more information, please visit nakamoto.com.

Forward Looking Statements

All statements, other than statements of historical fact, included in this press release that address activities, events or developments that that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements, as defined under U.S. federal securities laws, related to the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include statements about our future operations, business strategies, plans, objectives, expectations, intentions, goals, projections, prospects, future events, or performance, as well as underlying assumptions. These statements covering matters such as expectations, plans, strategic outlooks, financial projections, market conditions, regulatory environments, Bitcoin-related strategies, Bitcoin treasury management activities, and the Company’s anticipated holding of Bitcoin as part of its corporate treasury are inherently uncertain and involve numerous assumptions and risks.

Forward-looking terms used may include, but are not limited to, “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow,” “seek,” “aim,” “target,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements and similar expressions. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, descriptions of the Company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, including the purchase, custody, and potential sale or other use of Bitcoin, synergies, opportunities and anticipated future performance, including the management team and board of directors of the Company. These statements may also relate to broader macroeconomic trends, industry developments, technology adoption, competitive positioning, market expansion, product launches, research and development efforts, acquisitions or dispositions, legal or regulatory developments, and other initiatives that could affect our future business performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include risks relating to Bitcoin market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to cryptocurrency, and regulatory developments affecting Bitcoin or other digital assets, as well as the risk that changes in the Company’s capital structure and governance could have adverse effects on the market value of its securities; the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on the Company operating results and business generally; the risk that the Company may be unable to reduce expenses or access financing or liquidity; the impact of any related economic downturn; the risk of changes in governmental regulations or enforcement practices; adverse impacts from geopolitical events, health crises, supply chain disruptions, changes to laws or accounting standards, cybersecurity threats or data breaches, intellectual property disputes, competitive pressures, or changes in consumer behavior; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10- Q, Current Reports on Form 8-K, and such other documents of the Company filed, or to be filed, with the SEC that are or will be available on the Company’s website at www.kindlymd.com and on the website of the SEC at www.sec.gov . All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Nothing contained herein constitutes an offer to buy or sell securities of the Company or any other party, nor does it constitute a solicitation of any proxy or vote.

Media Contact

Carissa Felger / Sam Cohen
Gasthalter & Co.
(212) 257-4170
Nakamoto@gasthalter.com

Investor Relations Contact

Sean Mansouri, CFA / Aaron D’Souza
Elevate IR
(720) 330-2829
NAKA@elevate-ir.com

3